UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-07390

Boulder Total Return Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: November 30

Date of Reporting Period: May 31, 2012

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

BOULDER TOTAL RETURN FUND, INC.

¢	¢

1	Letter from the Advisers

5	Financial Data

6	Portfolio of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

17	Notes to Financial Statements

27	Additional Information

29	Summary of Dividend Reinvestment Plan

Boulder Total Return Fund, Inc.	Letter from the Advisers
May 31, 2012 (Unaudited)

Dear Stockholders:

Before delving into the Fund’s performance, I would like to quickly introduce myself. In February of this year, I joined Boulder Investment Advisers, LLC (Boulder Investment Advisers) as a portfolio manager. In this role, I will be responsible for managing the Fund’s portfolio alongside Stewart Horejsi, the Fund’s other portfolio manager. I am excited to be a part of Boulder Investment Advisers and am optimistic about the outlook for the Fund for a variety of reasons. I will provide greater insight into some of these reasons later in the letter, but let us first proceed to the discussion of the Fund’s performance.

During the six-month period ending May 31, 2012, the markets balanced concerns related to the European sovereign debt crisis against signs of an economic recovery. For the first four months of the period, the market staged a significant rally as optimism on the economy grew. However, the rally stalled in the last couple of months as developments in Europe brought the sovereign debt crisis squarely back into the market’s focus. During this period, the Boulder Total Return Fund, Inc. (the “Fund”) delivered a return on net assets of 7.6%, which outpaced the 6.2% and 4.3% return of the S&P 500 and the Dow Jones Industrial Average (“DJIA”), respectively, but underperformed the 8.5% of the NASDAQ Composite. The Fund’s performance relative to its benchmarks is highlighted in the below table.

	3 Months	6 Months	One Year	Three Years*	Five Years*	Ten Years**	Since August 1999***
Boulder Total Return
Fund (NAV)	-0.8%	7.6%	2.0%	17.6%	-0.2%	3.5%	5.9%
Boulder Total Return
Fund (Market)	-5.5%	4.9%	-5.3%	18.8%	-3.1%	1.3%	5.3%
S&P 500 Index	-3.5%	6.2%	-0.4%	14.9%	-0.9%	4.1%	1.8%
Dow Jones Industrial Average	-3.6%	4.3%	1.3%	16.5%	0.9%	4.9%	3.5%
NASDAQ Composite	-4.4%	8.5%	0.9%	18.0%	2.7%	6.6%	0.9%

*	Annualized
**	Annualized. Does not include the effect of dilution on non-participating stockholders from the July 2003 rights offering.
***

Annualized since August 1999, when the current Advisers became investment advisers to the Fund. Does not include the effect of dilution on non-participating stockholders from the July 2003 rights offering.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the Dow Jones Industrial Average (DJIA) and the NASDAQ Composite include reinvested dividends and distributions. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Semi-Annual Report | May 31, 2012	1

Letter from the Advisers	Boulder Total Return Fund, Inc.
May 31, 2012 (Unaudited)

While we are pleased the Fund finished the six month period with a positive absolute return and was able to outperform relative to the S&P 500 and the DJIA, it is important to understand what drove this performance. To accomplish this, let us review some of the key factors that impacted performance during the period.

The key contributors to the Fund’s performance on an absolute and relative basis were the Fund’s positions in Yum! Brands, Wal-Mart and Diageo PLC. For the period, Yum! Brands generated a total return of 26.4%. Its contribution to performance was enhanced by its large weight as it accounted for roughly 20.1% of the Fund’s total assets. As you will notice, we sold a portion of the Yum! Brands position during the period. While we continue to view Yum! Brands as an attractive company to own, we felt it would be prudent to take advantage of the recent price appreciation and reduce the Fund’s overall concentration in the name. As it still accounts for a large portion of the portfolio, we will continue to evaluate the position as necessary. Wal-Mart and Diageo PLC generated total returns for the period of 13.8% and 13.4% respectively. Similar to the Yum! Brands position, the performance contribution from these positions was enhanced by their large weights in the portfolio. Wal-Mart accounted for roughly 7.6% of the Fund’s total assets, while Diageo PLC accounted for roughly 2.2% of the Fund’s total assets.

On the other end of the spectrum, the key detractors to the Fund’s performance on an absolute and relative basis were the Fund’s positions in Freeport-McMoRan Copper (Freeport-McMoRan) and Caterpillar. For the period, Freeport-McMoRan generated a total return of a negative 13.8%, while Caterpillar generated a total return of a negative 9.7%. As the stocks of both of these companies are highly sensitive to the market’s outlook for global economic growth, it is not surprising to see volatility in the names during a period of such economic uncertainty. We continue to believe that both Freeport-McMoRan and Caterpillar trade at attractive discounts to their intrinsic value and should perform well over the long-run as the global economy gradually recovers.

An additional contributor to the Fund’s underperformance relative to its benchmarks was the Fund’s roughly 37.0% combined position in Berkshire Hathaway Class A and Class B shares. For the period, the Berkshire Hathaway Class A and Class B shares generated total returns of 0.3% and 0.8% respectively. While positive, these returns materially trailed the 6.2% return of the S&P 500 during the period and acted as a drag on relative performance. Nevertheless, we remain comfortable with our current position in Berkshire Hathaway as we believe its diverse underlying business holdings mitigate some of the risk of having such a concentrated position. In addition, we believe Berkshire Hathaway remains a solid long-term investment as it is a great company trading at an attractive valuation. We recognize such a large position will potentially result in volatile relative performance for the Fund, but we will not compromise our investment philosophy in an attempt to smooth short-term relative performance.

This commitment to a core investment philosophy is one of the reasons I decided to join Boulder Investment Advisers and why I am optimistic about the outlook for the Fund. This investment philosophy is built upon two basic principles. The first and foremost of these is to endeavor to protect our stockholders’ principal investment. We believe the way to generate attractive long-term absolute returns is through the compounding of regular returns, which cannot be achieved if capital losses are incurred. To accomplish this, we rely on the second basic principle, which is to invest in good companies at attractive valuations. This philosophy is elegant in its simplicity, but difficult in its execution. It requires a patient temperament and the ability to separate emotion from the investment process. When combined with rigorous fundamental research analysis steeped in value investing principals, we believe it to be the most effective investment strategy

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Boulder Total Return Fund, Inc.	Letter from the Advisers
May 31, 2012 (Unaudited)

when correctly executed. I believe we can effectively execute this strategy, but I do not expect you to simply take me at my word. This is why another core aspect of our investment philosophy is to invest alongside our stockholders as Stewart Horejsi’s family and I are fellow stockholders. As this aligns our interests with your own, we hope it serves as an effective demonstration of our belief in and our ability to execute upon our investment philosophy.

I hope you enjoy the rest of the summer and look forward to writing you again in six months.

Sincerely,

Brendon Fischer, CFA

Portfolio Manager

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Fund’s board of directors is aware of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on Leverage. The Fund currently has Auction Market Preferred Shares (“AMPS”) outstanding, which results in the use of leverage. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the NAV and market price of the Common Stock. The Fund utilizes leverage to seek to enhance the returns for its common stockholders over the long term; however, this objective may not be achieved in all interest rate environments. As a result of the failed auctions for auction preferred shares, the Fund pays AMPS stockholders a dividend rate that is generally tied to short-term interest rates. This dividend rate has been and remains generally economical compared to the earnings of the Fund’s investments. However, to the extent that in the future short-term interest rates increase and the cost of this leverage increases, and earnings from the Fund’s investments do not increase, the Fund’s net investment returns may decline. Moreover, the Fund is required to maintain an asset coverage ratio of 200% on any outstanding Auction Market Preferred Shares. If the Fund were unable to maintain the required asset coverage ratio, it could be required to deleverage and sell a portion of its investments at a time when it might be disadvantageous to do so. Fund management and the Fund’s Board of Directors continue to explore other liquidity and leverage options, including borrowing through a credit facility; this may result in AMPS being redeemed or repurchased in the future. Notwithstanding this, the Board of Directors may ultimately decide to leave the current Auction Market Preferred Stock outstanding if, after evaluating liquidity solutions that would enable the Fund to redeem the Preferred Stock, the Board determines that such solutions would be inconsistent with the interests of the Fund’s stockholders.

Semi-Annual Report | May 31, 2012	3

Letter from the Advisers	Boulder Total Return Fund, Inc.
May 31, 2012 (Unaudited)

Note to Stockholders on Concentration of Investments. The Fund’s investment advisers feel it is important that stockholders be aware that the Fund contains highly concentrated positions in certain stocks. Thus, the volatility of the Fund’s net asset value, and its performance in general, depends disproportionately more on the performance of its larger positions than that of a more diversified fund. In addition, the Fund may be subject to a greater risk of loss than a fund that diversifies its investments more broadly. Concentrating investments in a fewer number of securities may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities.

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Boulder Total Return Fund, Inc.	Financial Data
May 31, 2012 (Unaudited)

	Net Asset Value	Per Share of Common Stock NYSE Closing Price	Dividend Paid
11/30/11	18.97	15.23	0.00
12/31/11	19.05	15.10	0.00
1/31/12	20.11	16.55	0.00
2/29/12	20.57	16.91	0.00
3/31/12	21.27	17.05	0.00
4/30/12	21.24	16.99	0.00
5/31/12	20.41	15.98	0.00

INVESTMENTS AS A % OF TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK

Semi-Annual Report | May 31, 2012	5

Portfolio of Investments	Boulder Total Return Fund, Inc.
May 31, 2012 (Unaudited)

Shares/ Principal Amount	Description	Value (Note 1)

LONG TERM INVESTMENTS 98.1%
DOMESTIC COMMON STOCK 86.7%
Banks 4.0%
89,900	JPMorgan Chase & Co.	$2,980,185
302,111	Wells Fargo & Co.	9,682,657

		12,662,842

Coal 0.5%
10,000	Alliance Resource Partners L.P.	570,100
45,000	Penn Virginia Resource Partners L.P.	1,044,450

		1,614,550

Construction Machinery 1.6%
60,000	Caterpillar, Inc.	5,257,200

Diversified 37.0%
690	Berkshire Hathaway, Inc., Class A*	82,006,500
460,000	Berkshire Hathaway, Inc., Class B*	36,505,600

		118,512,100

Diversified Financial Services 0.9%
167,000	AllianceBernstein Holding L.P.	2,154,300
5,700	Franklin Resources, Inc.	608,703

		2,763,003

Electric Utilities 1.2%
17,500	Black Hills Corp.	563,150
14,340	FirstEnergy Corp.	670,969
60,000	PPL Corp.	1,642,200
16,600	Public Service Enterprise Group, Inc.	517,754
12,400	SCANA Corp.	582,180

		3,976,253

Environmental Control 0.2%
30,000	Republic Services, Inc.	790,800

Gas 0.2%
37,000	Inergy L.P.	633,810

Healthcare Products & Services 4.2%
216,000	Johnson & Johnson	13,484,880

Manufacturing 0.2%
8,000	3M Co.	675,280

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Boulder Total Return Fund, Inc.	Portfolio of Investments
May 31, 2012 (Unaudited)

Shares/ Principal Amount	Description	Value (Note 1)

Mining 1.3%
127,000	Freeport-McMoRan Copper & Gold, Inc.	$4,069,080

Oil & Gas 0.3%
30,000	Linn Energy LLC	1,065,900

Pipelines 0.9%
30,000	Boardwalk Pipeline Partners L.P.	778,500
10,000	Buckeye Partners L.P.	475,200
19,000	Energy Transfer Partners L.P.	824,410
13,700	Enterprise Products Partners L.P.	668,012

		2,746,122

Real Estate 0.2%
17,300	WP Carey & Co. LLC	788,361

Real Estate Investment Trusts (REITs) 1.0%
16,400	HCP, Inc.	669,776
11,500	Health Care REIT, Inc.	637,905
22,000	Healthcare Realty Trust, Inc.	481,360
16,300	Realty Income Corp.	624,779
11,366	Ventas, Inc.	668,548

		3,082,368

Registered Investment Companies (RICs) 3.8%
736,836	Cohen & Steers Infrastructure Fund, Inc.	11,914,638
18,726	RMR Real Estate Income Fund	294,935

		12,209,573

Retail 28.9%
72,500	The Home Depot, Inc.	3,577,150
370,000	Wal-Mart Stores, Inc.	24,353,400
915,000	Yum! Brands, Inc.	64,379,400

		92,309,950

Tobacco Products 0.3%
9,700	Philip Morris International, Inc.	819,747

TOTAL DOMESTIC COMMON STOCK
(Cost $144,115,927)		277,461,819

FOREIGN COMMON STOCK 11.4%
Beverages 4.4%
75,000	Diageo PLC, Sponsored ADR	7,150,500
60,000	Heineken Holding NV	2,428,994

Semi-Annual Report | May 31, 2012	7

Portfolio of Investments	Boulder Total Return Fund, Inc.
May 31, 2012 (Unaudited)

Shares/ Principal Amount	Description	Value (Note 1)

Beverages (continued)
95,117	Heineken NV	$4,533,385

		14,112,879

Diversified Financial Services 0.0%(1)
10,500	Guoco Group, Ltd.	78,802

Electric Utilities 0.1%
4,500	RWE AG	164,341

Food 0.4%
20,000	Nestle SA	1,133,474

Oil & Gas 0.3%
80,000	Pengrowth Energy Corp.	567,200
8,000	Transocean, Ltd.	326,640

		893,840

Pharmaceuticals 2.0%
190,000	Sanofi, ADR	6,465,700

Real Estate 3.0%
529,500	Cheung Kong Holdings, Ltd.	6,105,771
104,500	Henderson Land Development Co., Ltd.	526,435
6,156,000	Midland Holdings, Ltd.	3,101,180

		9,733,386

Real Estate Investment Trusts (REITs) 1.2%
4,779,336	Kiwi Income Property Trust	3,763,795

TOTAL FOREIGN COMMON STOCK
(Cost $31,998,138)		36,346,217

TOTAL LONG TERM INVESTMENTS
(Cost $176,114,065)		313,808,036

SHORT TERM INVESTMENTS 1.4%
MONEY MARKET FUNDS 1.4%
1,855,781	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class, 7-Day Yield - 0.012%	1,855,781

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Boulder Total Return Fund, Inc.	Portfolio of Investments
May 31, 2012 (Unaudited)

Shares/ Principal Amount	Description	Value (Note 1)
2,600,000	JPMorgan Prime Money Market Fund, 7-Day Yield - 0.177%	$2,600,000

		4,455,781

TOTAL MONEY MARKET FUNDS
(Cost $4,455,781)		4,455,781

TOTAL SHORT TERM INVESTMENTS
(Cost $4,455,781)		4,455,781

TOTAL INVESTMENTS 99.5%
(Cost $180,569,846)		318,263,817

OTHER ASSETS AND LIABILITIES 0.5%		1,720,865

TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCKHOLDERS 100.0%		319,984,682

TAXABLE AUCTION MARKET PREFERRED STOCK (AMPS) REDEMPTION VALUE PLUS ACCRUED DIVIDENDS		(68,164,783)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS		$251,819,899

*	Non-income producing security.
(1)	Less than 0.05% of Total Net Assets Available to Common and Preferred Stockholders.

Percentages are stated as a percent of the Total Net Assets Available to Common and Preferred Stockholders.

Common Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

LLC - Limited Liability Company.

L.P. - Limited Partnership.

Ltd. - Limited.

PLC - Public Limited Company.

NV - Naamloze Vennootchap is the Dutch term for a public limited liability corporation.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

This translates literally in all languages mentioned as anonymous company.

Semi-Annual Report | May 31, 2012	9

Portfolio of Investments	Boulder Total Return Fund, Inc.
May 31, 2012 (Unaudited)

Regional Breakdown as a % of Total Net Assets Available to Common and Preferred Stockholders
United States	88.1%
Hong Kong	3.1%
United Kingdom	2.2%
Netherlands	2.2%
France	2.0%
New Zealand	1.2%
Switzerland	0.5%
Canada	0.2%
Germany	0.1%
Other assets and liabilities	0.4%

See accompanying notes to financial statements.

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Boulder Total Return Fund	Statement of Assets and Liabilities
May 31, 2012 (Unaudited)

ASSETS:
Investments, at value (Cost $180,569,846) (Note 1)	$318,263,817
Foreign Currency, at value (Cost $3,612,265)	3,530,355
Dividends and interest receivable	760,259
Prepaid expenses and other assets	31,622
Total Assets	322,586,053

LIABILITIES:
Payable for investments purchased	2,132,859
Investment co-advisory fees payable (Note 2)	320,036
Administration and co-administration fees payable (Note 2)	59,885
Directors’ fees and expenses payable (Note 2)	3,711
Accrued expenses and other payables	84,880
Total Liabilities	2,601,371
TOTAL NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCKHOLDERS	$319,984,682

TAXABLE AUCTION MARKET PREFERRED STOCK:
$0.01 par value, 10,000,000 shares authorized, 681 shares outstanding, liquidation preference of $100,000 per share (Note 5)	68,100,000
Accrued dividends on Taxable Auction Market Preferred Stock	64,783
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$251,819,899

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (Note 4)	$123,387
Paid-in capital in excess of par value of common stock	123,101,497
Undistributed net investment income	230,399
Accumulated net realized loss on investments sold and foreign currency related transactions	(9,245,566)
Net unrealized appreciation on investments and foreign currency translation	137,610,182
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$251,819,899

Net Asset Value, $251,819,899/12,338,660 common stock outstanding	$20.41

See accompanying notes to financial statements.

Semi-Annual Report | May 31, 2012	11

Statement of Operations	Boulder Total Return Fund
For the Six Months Ended May 31, 2012 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes $108,369)	$3,338,841
Interest and other income	7,258
Total Investment Income	3,346,099

EXPENSES:
Investment co-advisory fees (Note 2)	1,996,687
Administration and co-administration fees (Note 2)	349,310
Directors’ fees and expenses (Note 2)	75,157
Legal and audit fees	54,474
Preferred stock broker commissions and auction agent fees	25,961
Insurance expense	25,061
Custody fees	17,780
Printing fees	16,581
Transfer agency fees	9,385
Other	31,162
Total Expenses	2,601,558
Less fees waived by investment advisor	(160,275)
Net Expenses	2,441,283
Net Investment Income	904,816

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on:
Investment securities	9,552,300
Foreign currency related transactions	37,627
9,589,927
Net change in unrealized appreciation/(depreciation) on:
Investment securities	7,469,622
Foreign currency related translation	(124,407)
7,345,215
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	16,935,142
PREFERRED STOCK TRANSACTIONS:
Distributions from net investment income	(522,929)
Gain on redemption of Taxable Auction Market Preferred Stock (Note 5)	400,000
Total Preferred Stock Transactions	(122,929)
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$17,717,029

See accompanying notes to financial statements.

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Boulder Total Return Fund	Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2012 (Unaudited)	For the Year Ended November 30, 2011

OPERATIONS:
Net investment income	$904,816	$1,028,949
Net realized gain/(loss) on investments and foreign currency related transactions	9,589,927	(645,891)
Net change in unrealized appreciation on investments and foreign currency translations	7,345,215	4,514,838
	17,839,958	4,897,896

PREFERRED STOCK TRANSACTIONS (NOTE 5):
Distributions from net investment income	(522,929)	(614,943)
Distributions from tax return of capital	–	(467,064)
Gain on redemption of Taxable Auction Market Preferred Stock	400,000	–
Total Preferred Stock Transactions	(122,929)	(1,082,007)

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	17,717,029	3,815,889

REDEMPTION OF TAXABLE AUCTION MARKET PREFERRED STOCK (PAR VALUE)	(4,000,000)	–

NET ASSETS:
Beginning of period	306,202,870	302,386,981
End of period (including undistributed/(overdistributed) net investment income of $230,399 and $(151,488), respectively)	319,919,899	306,202,870

Taxable Auction Market Preferred Stock, Par Value	(68,100,000)	(72,100,000)
Net Assets Applicable to Common Stockholders	$251,819,899	$234,102,870

See accompanying notes to financial statements.

Semi-Annual Report | May 31, 2012	13

Financial Highlights	Boulder Total Return Fund, Inc.

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value - Beginning of Period
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations
PREFERRED STOCK TRANSACTIONS
Distributions from net investment income
Distributions from net realized capital gains
Distributions from tax return of capital
Gain on redemption of AMPS*
Total Preferred Stock Transactions
Net Increase/(Decrease) from Operations Applicable to Common Stock
DISTRIBUTIONS: COMMON STOCK
Distributions from net investment income
Distributions from net realized capital gains
Distributions from tax return of capital
Total Distributions Paid to Common Stockholders
Net Increase/(Decrease) in Net Asset Value
Common Share Net Asset Value - End of Period
Common Share Market Value - End of Period
Total Return, Common Share Net Asset Value(b)
Total Return, Common Share Market Value(b)

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(c)
Ratio of operating expenses to average net assets including waiver
Ratio of operating expenses to average net assets excluding waiver
Ratio of net investment income/(loss) to average net assets including waiver
Ratio of net investment income/(loss) to average net assets excluding waiver

SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Period (000’s)
Number of Common Shares Outstanding, End of Period (000’s)

Ratio of Net Operating Expenses including waiver, when applicable, to Total Average Net Assets including AMPS(c)*

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Boulder Total Return Fund, Inc.	Financial Highlights

For the Six Months Ended May 31, 2012 (Unaudited)		For the Year Ended November 30, 2011	For the Year Ended November 30, 2010	For the Year Ended November 30, 2009	For the Year Ended November 30, 2008	For the Year Ended November 30, 2007

$18.97		$18.66	$15.21	$12.70	$24.95	$23.64

0.07		0.08	0.07	0.03	0.14	0.35
1.38		0.32	3.43	2.56	(9.18)	2.34
1.45		0.40	3.50	2.59	(9.04)	2.69

(0.04)		(0.05)	(0.05)	–	(0.06)	(0.26)
–		–	–	–	–	(0.09)
–		(0.04)	(0.04)	(0.11)	(0.21)	–
0.03		–	0.04	0.03	–	–
(0.01)		(0.09)	(0.05)	(0.08)	(0.27)	(0.35)
1.44		0.31	3.45	2.51	(9.31)	2.34

–		–	–	–	(0.11)	(0.19)
–		–	–	–	(0.04)	(0.84)
–		–	–	–	(2.79)	–
–		–	–	–	(2.94)	(1.03)
1.44		0.31	3.45	2.51	(12.25)	1.31
$20.41		$18.97	$18.66	$15.21	$12.70	$24.95
$15.98		$15.23	$15.52	$12.69	$9.17	$22.70
7.6%		1.7%	22.7%	19.8%	(40.3)%	10.4%
4.9%		(1.9)%	22.3%	38.4%	(52.6)%	10.0%

1.94	%(d)	N/A	N/A	N/A	N/A	N/A
2.07	%(d)	2.12%	2.19%	2.53%	2.22%	2.07%
0.30	%(d)	N/A	N/A	N/A	N/A	N/A
0.18	%(d)	0.18%	0.13%	0.22%	(0.70)%	0.04%

5%		3%	6%	12%	6%	28%
$251,819		$234,103	$230,287	$187,653	$156,733	$307,876
12,339		12,339	12,339	12,339	12,339	12,339

1.53	%(d)	1.62%	1.63%	1.70%	1.69%	1.65%

See accompanying notes to financial statements.

Semi-Annual Report | May 31, 2012	15

Financial Highlights	Boulder Total Return Fund, Inc.

*	Taxable Auction Market Preferred Shares (“AMPS”).
(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(c)	Expense ratios do not include the effect of transactions with preferred stockholders. The income ratio includes income earned on assets attributable to AMPS outstanding.
(d)	Annualized.

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently outstanding.(1)

	Par Value (000)	Total Shares Outstanding	Asset Coverage Per Share(2)	Involuntary Liquidating Preference Per Share
05/31/12	$68,100	681	$469,870	$100,000
11/30/11	72,100	721	424,725	100,000
11/30/10	72,100	721	419,429	100,000
11/30/09	74,900	749	350,563	100,000
11/30/08	77,500	775	302,273	100,000
11/30/07	77,500	775	497,949	100,000

(1)	See Note 5 in Notes to Financial Statements.
(2)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the number of AMPS outstanding.

See accompanying notes to financial statements.

16	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Notes to Financial Statements
May 31, 2012 (Unaudited)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Boulder Total Return Fund, Inc. (the “Fund”), is a diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”) which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the closing price from the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the mean between the closing bid and asked prices provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Where market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”), securities are valued at fair value by a Pricing Committee appointed by the Board of Directors, in consultation with the advisers. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets, and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

Semi-Annual Report | May 31, 2012	17

Boulder Total Return Fund, Inc.	Notes to Financial Statements
May 31, 2012 (Unaudited)

These inputs are summarized in the three broad levels listed below.

Level 1 - Unadjusted quoted prices in active markets for identical investments

Level 2 - Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of May 31, 2012 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Domestic Common Stocks	$277,461,819	$–	$–	$277,461,819
Foreign Common Stocks	36,346,217	–	–	36,346,217
Short Term Investments	4,455,781	–	–	4,455,781

TOTAL	$318,263,817	$–	$–	$318,263,817

*For detailed descriptions see the accompanying Portfolio of Investments.

During the six months ended May 31, 2012, there were no significant transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

All securities of the Fund were valued using Level 1 inputs during the six months ended May 31, 2012. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for the Fund.

Recent Accounting Pronouncements: In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.” The ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. The ASU is effective for the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting

18	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Notes to Financial Statements
May 31, 2012 (Unaudited)

periods beginning after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk under Note 6.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Dividends and Distributions to Stockholders: It is the Fund’s policy to distribute substantially all net investment income and net realized gains to stockholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The stockholders of Taxable Auction Market Preferred Stock (“AMPS”) are entitled to receive cumulative cash dividends as declared by the Fund’s Board of Directors. Distributions to stockholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to stockholders at least annually. Any net realized long-term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund’s Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net

Semi-Annual Report | May 31, 2012	19

Boulder Total Return Fund, Inc.	Notes to Financial Statements
May 31, 2012 (Unaudited)

realized long-term gains may be used by the Fund’s stockholders as a credit against their own tax liabilities.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For Federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

Management has concluded there are no uncertain tax positions that require recognition of a tax liability. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statute of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended November 30, 2008, through November 30, 2011.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The provisions of the Modernization Act are generally effective for tax years beginning after the date it was signed into law so the enacted provisions will apply to the Fund for the fiscal year ending November 30, 2012. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

•

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

•

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of paythrough income and gains.

•

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

20	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Notes to Financial Statements
May 31, 2012 (Unaudited)

NOTE 2. MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) serve as the Fund’s co-investment advisers (the “Advisers”). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund’s average monthly total net assets plus the principal amount of leverage, if any (“Net Assets”) (“Advisory Fee”). Effective December 1, 2011, BIA and SIA agreed to waive 0.10% of the Advisory Fee such that the Advisory Fee will be calculated at the annual rate of 1.15% of Net Assets. The fee waiver agreement has a one-year term and is renewable annually. The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. The equity owner of SIA is the Stewart West Indies Trust. SIA and BIA are considered “affiliated persons”, as that term is defined in the 1940 Act, of the Fund and Fund Administrative Services, LLC (“FAS”). SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers.

FAS serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $100 million, and 0.15% of the Fund’s Net Assets over $100 million. The equity owners of FAS are EALLC and the Lola Trust., each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act.

As BIA, SIA and FAS are considered affiliates of the Fund, as the term is defined in the 1940 Act, agreements between the Fund and those entities are considered affiliated transactions.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined Net Assets of the Fund and the following affiliates of the Fund: Boulder Growth & Income Fund, Inc., The Denali Fund Inc., and First Opportunity Fund, Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined Net Assets of the Fund Group: an annual minimum of $460,000, or an annualized fee of 0.045% on Net Assets up to $1 billion, an annualized fee of 0.03% on Net Assets between $1 and $3 billion, and an annualized fee of 0.02% on Net Assets above $3 billion.

The Fund pays each Director who is not a director, officer, employee, or affiliate of the Advisers or FAS a fee of $8,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee each receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. Each member of the Nominating Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian and as compensation for BNY Mellon’s services the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses. Computershare Shareowner Services (“Computershare”) serves as the Fund’s Common Stock servicing agent, dividend-paying agent and registrar, and as compensation for Computershare’s services as such, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

Semi-Annual Report | May 31, 2012	21

Boulder Total Return Fund, Inc.	Notes to Financial Statements
May 31, 2012 (Unaudited)

Deutsche Bank Trust Company Americas (“Auction Agent”), a wholly owned subsidiary of Deutsche Bank AG, serves as the Fund’s Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

NOTE 3. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities, during the six months ended May 31, 2012 were $23,776,966 and $16,481,492, respectively.

On May 31, 2012, based on cost of $179,198,104 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $146,880,501 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $7,814,788, resulting in net unrealized appreciation of $139,065,713.

NOTE 4. CAPITAL

At May 31, 2012, 240,000,000 of $0.01 par value Common Stock were authorized, of which 12,338,660 were outstanding.

Transactions in common stock were as follows:

	For the Six Months Ended May 31, 2012	For the Year Ended November 30, 2011
Common Stock outstanding - beginning of period	12,338,660	12,338,660
Common Stock outstanding - end of period	12,338,660	12,338,660

NOTE 5. TAXABLE AUCTION MARKET PREFERRED STOCK

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On August 15, 2000, the Fund’s 775 shares of Money Market Cumulative Preferred Stock™ were retired and 775 shares of Taxable Auction Market Preferred Stock (“AMPS”) were issued. AMPS are senior to the common stock and result in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on shares of AMPS are cumulative. The Fund’s AMPS have a liquidation preference of $100,000 per share, plus any accumulated unpaid distributions, whether or not earned or declared by the Fund but excluding interest thereon (“Liquidation Value”) and have no set retirement date.

The Fund retired 26 shares of AMPS during the fiscal year ended November 30, 2009, with a total par value of $2,600,000. Those shares were purchased at a discount, an average price of $84,923 per share, resulting in a realized gain of $392,000. During the fiscal year ended November 30, 2010, the Fund retired 28 shares of AMPS, with a total par value of $2,800,000. These shares were purchased at

22	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Notes to Financial Statements
May 31, 2012 (Unaudited)

a discount, an average price of $81,857 per share, resulting in a realized gain of $508,000. During the six months ended May 31, 2012, the Fund retired 40 shares of AMPS, with a total par value of $4,000,000. These shares were purchased at a discount, an average price of $90,000, resulting in a realized gain of $400,000.

For the six months ended May 31, 2012, distribution rates ranged from 1.49% to 1.54%. The Fund declared distributions to preferred stockholders for the period from December 1, 2011 to May 31, 2012 of $522,929.

An auction of the AMPS is generally held every 28 days. Existing stockholders may submit an order to hold, bid or sell shares on each auction date. AMPS stockholders may also trade shares in the secondary market. In February 2008, the auction preferred shares market for closed-end funds became illiquid resulting in failed auctions for the AMPS. As such, the Fund continues to pay dividends on the AMPS at the maximum rate, set forth in the Fund’s Articles Supplementary, the governing document for the AMPS. The Fund’s maximum rate is set at the greater of 1.25% of 30-day LIBOR or 30-day LIBOR plus 125 basis points.

The Fund is subject to certain limitations and restrictions while AMPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at their liquidation value. Specifically, the Fund is required under the Fund’s Articles Supplementary and the Investment Company Act of 1940 to maintain certain asset coverage with respect to the outstanding AMPS. The holders of AMPS are entitled to one vote per share and will vote with holders of common stock as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or the Fund’s charter. The holders of the AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

In connection with the settlement of each AMPS auction, the Fund pays, through the Auction Agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer’s customers. Prior to February 19, 2009 the Fund paid at an annual rate of 0.25% and upon this date the annual rate was reduced to 0.05% until further notice from the Fund. These fees are paid for failed auctions as well.

On May 31, 2012, 681 shares of AMPS were outstanding at the annual rate of 1.49%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to common stockholders. While the Fund expects to earn a higher return on its assets than the cost associated with the AMPS, including expenses, there can be no assurance that such results will be attained.

Also see Note 11 – Subsequent Events.

Semi-Annual Report | May 31, 2012	23

Boulder Total Return Fund, Inc.	Notes to Financial Statements
May 31, 2012 (Unaudited)

NOTE 6. PORTFOLIO INVESTMENTS AND CONCENTRATION

Under normal market conditions, the Fund intends to invest in a portfolio of common stocks. The portion of the Fund’s assets invested in each stock can vary depending on market conditions. The term “common stocks” includes both stocks acquired primarily for their appreciation potential and stocks acquired for their income potential, such as dividend-paying RICs and REITs.

Concentration Risk: The Fund operates as a “diversified” management investment company, as defined in the 1940 Act. Under this definition, at least 75% of the value of the Fund’s total assets must at the time of investment consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets (at the time of purchase) and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Fund’s assets, which may be invested in securities representing more than 5% of the Fund’s total assets or even in a single issuer.

As of May 31, 2012, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. In addition, the Fund contains highly concentrated positions in other stocks as well. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of this single issuer and its other larger positions than that of a more diversified fund. As a result, the Fund may be subject to a greater risk of loss than a fund that diversifies its investments more broadly.

Effective July 30, 2010, the Fund implemented a Board initiated and approved fundamental investment policy which prohibits the Fund from investing more than 4% of its total assets (including leverage) in any single issuer at the time of purchase. The Fund’s holdings as of July 30, 2010 were grandfathered into the policy and so any positions already greater than 4% of total assets are exempt from this limitation.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Changes in Investment Policies: On May 2, 2011, stockholders approved elimination of the Fund’s fundamental investment policy prohibiting the Fund from purchasing securities on margin.

NOTE 7. SIGNIFICANT STOCKHOLDERS

On May 31, 2012, trusts and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 5,200,661 shares of Common Stock of the Fund, representing approximately 42.15% of the total Fund shares. Stewart R. Horejsi is the Chief Investment Officer of BIA and SIA and is a portfolio

24	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Notes to Financial Statements
May 31, 2012 (Unaudited)

manager of the Fund. He is responsible for the day-to-day strategic management of the Fund. Entities affiliated with Mr. Horejsi and the Horejsi family also own the Advisers and FAS.

NOTE 8. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time effect redemptions and/or repurchases of its AMPS and/or its common stock, in the open market or through private transactions; at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the six months ended May 31, 2012, the Fund purchased 40 shares of AMPS at a discount and retired them at par value. For the year ended November 30, 2011, the Fund did not repurchase any of its own stock.

NOTE 9. TAX BASIS DISTRIBUTIONS

As determined on November 30, 2011, permanent differences resulting primarily from different book and tax accounting for gains and losses on foreign currency and certain other investments were reclassified at fiscal year-end. These reclassifications had no effect on net increase in net assets resulting from operations, net assets applicable to common stockholders or net asset value per common share outstanding. Permanent book and tax basis differences of $(551,370), $497,715 and $53,655 were reclassified at November 30, 2011 among undistributed net investment loss, accumulated net realized losses on investments and paid-in-capital, respectively, for the Fund.

Ordinary income and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding AMPS. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding AMPS, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding AMPS exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

Semi-Annual Report | May 31, 2012	25

Boulder Total Return Fund, Inc.	Notes to Financial Statements
May 31, 2012 (Unaudited)

The character of distributions paid on a tax basis during the year ending November 30, 2011 and November 30, 2010 is as follows:

	Year Ended November 30, 2011	Year Ended November 30, 2010
Distributions paid from:
Ordinary Income	$614,943	$572,570
Tax Return of Capital	467,064	566,147
	$1,082,007	$1,138,717

As of November 30, 2011, the Fund had available for tax purposes unused capital loss carryovers totaling $20,086,099, of which $9,445,971 expires November 30, 2016, $9,855,326 expires November 30, 2017, $32,789 expires November 30, 2018, and $752,013 expires November 30, 2019.

As of November 30, 2011, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Losses	$(20,086,099)
Unrealized Appreciation	131,124,231
Cumulative Effect of Other Timing Differences	(160,146)
Total	$110,877,986

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to mark to market of passive foreign investment companies and partnership book and tax differences.

NOTE 10. OTHER INFORMATION

Rights Offerings: The Fund, like other closed-end funds, may at times raise cash for investment by issuing a fixed number of shares through one or more public offerings, including rights offerings. Proceeds from any such offerings will be used to further the investment objectives of the Fund.

NOTE 11. SUBSEQUENT EVENTS

On July 12, 2012, Moody’s Investors Service (“Moody’s”) downgraded its rating on the Fund’s AMPS, from Aaa to A2. That same day, Moody’s downgraded its ratings of debt and preferred shares issued by a total of 18 equity focused closed-end funds, sponsored by nine asset managers. The rating actions were the conclusion of reviews initiated by Moody’s on May 2, 2012, when all obligations of closed-end funds were placed on review for downgrade, following the publication of Moody’s revised methodology for rating securities issued by closed-end funds.

Given the change in rating on the Fund’s AMPS, the maximum rate is now set at the greater of 2.00% of 30-day LIBOR, or 30-day LIBOR plus 200 basis points.

26	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Additional Information
May 31, 2012 (Unaudited)

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) on the Fund’s website at www.boulderfunds.net; (2) on the SEC’s website at www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to portfolio securities held by the Fund are available, without charge, on the Fund’s website located at www.boulderfunds.net, on the SEC’s website at www.sec.gov, or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at www.boulderfunds.net.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Fund have established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business

Semi-Annual Report | May 31, 2012	27

Boulder Total Return Fund, Inc.	Additional Information
May 31, 2012 (Unaudited)

affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

MEETING OF STOCKHOLDERS – VOTING RESULTS

On April 27, 2012, the Fund held its Annual Meeting of Stockholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: Election of Directors

Election of Steven K. Norgaard as Director of the Fund (both common and preferred stockholders vote)

	# of Votes Cast	% of Votes Cast
For	9,955,642	91.68%
Withhold	903,302	8.32%
TOTAL	10,858,944	100.00%

Election of Richard I. Barr as Director of the Fund (only preferred stockholders vote)

	# of Votes Cast	% of Votes Cast
For	189	92.65%
Withhold	15	7.35%
TOTAL	204	100.00%

28	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Summary of Dividend Reinvestment Plan
May 31, 2012 (Unaudited)

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

Computershare Shareowner Services (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period than the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, Computershare, P.O. Box 358035, Pittsburgh, PA, 15252-8035. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

Semi-Annual Report | May 31, 2012	29

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¢	¢
Directors	Richard I. Barr
Steven K. Norgaard
John S. Horejsi
Dr. Dean L. Jacobson
Joel W. Looney

Co-Investment	Stewart Investment Advisers
Advisers	Boulder Investment Advisers, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Stock Transfer Agent	Computershare
480 Washington Blvd.
Jersey City, NJ 07310

Independent	Deloitte & Touche LLP
Registered Public	555 17th Street, Suite 3600
Accounting Firm	Denver, CO 80202

Legal Counsel	Paul Hastings, LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.boulderfunds.net

BOULDER TOTAL RETURN FUND, INC. c/o Computershare 480 Washington Blvd. Jersey City, NJ 07310

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by

Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER TOTAL RETURN FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	August 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	August 8, 2012

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary

(Principal Financial Officer)

Date:	August 8, 2012